Loss Per Share	12 Months Ended
Dec. 31, 2025
Loss Per Share [Abstract]
LOSS PER SHARE

NOTE 12: – LOSS PER SHARE

Basic and diluted loss per share is calculated based on the net loss attributable to common stockholders. The weighted average shares for the years ended December 31, 2024, and 2023, have been restated to reflect the recapitalization and the 0.706 exchange ratio.

Stock options, restricted stock units, warrants, and convertible preferred shares, were excluded from the computation of diluted loss per share as their effect would be anti-dilutive due to the net loss incurred.

A summary of the potentially dilutive securities that were excluded from diluted net loss per share each year because their effect would be antidilutive are presented as follows:

	December 31
	2025	2024	2023
Stock Options	132,196	322,045	157,305
Warrants (Excluding pre-funded)	238,129	-	-
Convertible preferred shares and PPCs	61,858	-	-
	432,183	322,045	157,305